LIMITED POWER OF ATTORNEY
FOR SECTION 16 REPORTING OBLIGATIONS

       Know all by these presents, that the undersigned hereby makes, constitutes and
appoints each of Mary Kay Fenton and Keri Lantz, signing singly and each acting individually,
as the undersigned's true and lawful attorney-in-fact with full power and authority as hereinafter
described to:
      (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an
executive officer and/or director of Achillion Pharmaceuticals, Inc. (the
Company), Forms 3, 4,
and 5 (including any amendments thereto) in accordance with Section 16(a) of the
Securities
Exchange Act of 1934 and the rules thereunder (the Exchange Act);
      (2) do and perform any and all acts for and on behalf of the undersigned which may
be necessary or desirable to prepare, complete and execute any such Form 3, 4, or 5, prepare,
complete and execute any amendment or amendments thereto, and timely deliver and file such
form with the United States Securities and Exchange Commission and any stock exchange or
similar authority;
      (3) seek or obtain, as the undersigned's representative and on the undersigned's
behalf, information regarding transactions in the Company's securities from any third party,
including brokers, employee benefit plan administrators and trustees, and the undersigned hereby
authorizes any such person to release any such information to such attorney-in-fact and approves
and ratifies any such release of information; and
      (4) take any other action of any type whatsoever in connection with the foregoing
which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or
legally required by, the undersigned, it being understood that the documents executed by such
attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such
form and shall contain such terms and conditions as such attorney-in-fact may approve in such
attorney-in-fact's discretion.
       The undersigned hereby grants to each such attorney-in-fact full power
and
authority to do and perform any and every act and thing whatsoever requisite, necessary, or
proper to be done in the exercise of any of the rights and powers herein granted, as fully to all
intents and purposes as the undersigned might or could do if personally present, with full power
of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or
such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of
this power of attorney and the rights and powers herein granted.  The undersigned acknowledges
that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned,
are not assuming nor relieving, nor is the Company assuming nor relieving, any of the
undersigned's responsibilities to comply with Section 16 of the Exchange Act.
The undersigned
acknowledges that neither the Company nor the foregoing attorneys-in-fact assume
(i) any
liability for the undersigned's responsibility to comply with the requirement of the Exchange
Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii)
any obligation or liability of the undersigned for profit disgorgement under
Section 16(b) of the
Exchange Act.
       This Power of Attorney shall remain in full force and effect until the undersigned
is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and
transactions in securities issued by the Company, unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing attorneys-in-fact.
       IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of August, 2018.
Steven Zelenkofske_____________________
Print Name

/s/ Steven
Zelenkofske___________________________
Signature if individual

By:__________________________________
     Signature if entity

Title:_________________________________
        Print title of person signing
        if entity